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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 19, 1999

                             MOBILEMEDIA CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                  0-26320                  22-3253006
     (State or other         (Commission File No.)         (IRS Employer
      jurisdiction                                      Identification No.)
    of incorporation)

            Fort Lee Executive Park, One Executive Drive, Suite 500,
                           Fort Lee, New Jersey 07024
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (201) 224-9200
              (Registrant's telephone number, including area code)


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        (Former name or former address, if changed since last report)


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Item 5.  Other Events.

          On February 19, 1999, MobileMedia Corporation ("MobileMedia") and MobileMedia Communications, Inc. ("Communications") issued the press release filed herewith as Exhibit 99.1, announcing that the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") approved the supplemental disclosure material to be provided to members of the company's Class 6 general unsecured creditors, allowing MobileMedia to proceed with the Court-ordered resolicitation of votes from that class on its Third Amended Joint Plan of Reorganization (the "Plan").

          On February 22, 1999, MobileMedia and Communications issued the press release filed herewith as Exhibit 99.2, announcing that on February 19, 1999 it had mailed supplemental disclosure ballots to its Class 6 unsecured creditors. As required by the Bankruptcy Court, MobileMedia is resoliciting votes from that creditor class on the Plan. The deadline for re-voting by Class 6 creditors is March 23, 1999. MobileMedia's confirmation hearing on the Plan is scheduled to resume on March 26, 1999.


















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            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 3, 1999                MOBILEMEDIA CORPORATION

                                    By: /s/ David R. Gibson
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                                        David R. Gibson
                                        Senior Vice President and
                                        Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                                                 Page
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99.1        Press Release

99.2        Press Release













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